Nasdaq: SMBK Investor Presentation September 2018

Important Information Forward-Looking Statements Certain of the statements made in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of SmartFinancial’s management regarding the company’s strategic direction, prospects, or future results or the benefits of the proposed merger with Foothills Bancorp, Inc. (the “proposed transaction”), are subject to numerous risks and uncertainties. Such risks and uncertainties include, among others, (1) expected revenue synergies and cost savings from the proposed transaction or the recently completed mergers with Tennessee Bancshares, Inc. (the “Tennessee Bancshares merger”) and Capstone Bancshares, Inc. (the “Capstone merger”) may not be fully realized or may take longer than anticipated to be realized, (2) disruption from the proposed transaction, the Tennessee Bancshares merger, or the Capstone merger with customers, suppliers, or employee or other business relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement and plan of merger for the proposed transaction, (4) the risk of successful integration of the businesses of SmartFinancial and Foothills Bancorp, Inc. following the proposed transaction, (5) the failure of Foothills Bancorp’s shareholders to approve the agreement and plan of merger, (6) the amount of costs, fees, expenses, and charges related to the proposed transaction, (7) risks of expansion into new geographic or product markets, like the recent expansion into the Nashville, TN MSA associated with the Tennessee Bancshares merger, (8) the ability to obtain required governmental and regulatory approvals for the proposed transaction, (9) reputational risk and the reaction of the parties’ customers to the proposed transaction, (10) the failure of the conditions to closing of the proposed transaction to be satisfied, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by SmartFinancial’s issuance of additional shares of its common stock in the proposed transaction, (13) changes in SmartFinancial’s management’s plans for the future, (14) prevailing economic and political conditions, particularly in SmartFinancial's market areas, (15) credit risk associated with SmartFinancial's lending activities, (16) changes in interest rates, loan demand, real estate values, and competition, (17) changes in accounting principles, policies, or guidelines, (18) changes in applicable laws, rules, or regulations, and (19) other competitive, economic, political, and market factors affecting SmartFinancial's business, operations, pricing, products, and services. Certain additional factors which could affect the forward-looking statements can be found in SmartFinancial’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC’s website (www.sec.gov). SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several non-GAAP financial measures, including: (i) core net income; (ii) core efficiency ratio; (iii) tangible common equity, (iv) return on average assets excluding certain items and (v) return on average tangible common equity excluding certain items in its analysis of the company’s performance. Each of core net income and return on average assets excludes the following from net income available to common shareholders: securities gains and losses, merger-related expenses, amortization of intangibles and goodwill impairment, and the effect of the December, 2017 tax law change on deferred tax assets, and the income tax effect of adjustments. The core efficiency ratio excludes securities gains and losses and merger-related expenses, along with expenses related to foreclosure and repossession of assets, from the efficiency ratio. Tangible common equity excludes goodwill and other intangible assets. Return on average tangible common equity represents annualized or year-to-date core net income available to common shareholders as a percent of average tangible common equity. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

Offering Summary

Issuer	• SmartFinancial, Inc. (Nasdaq: SMBK)
Security	• Holding Company Subordinated Debt
Security Rating	• BBB- by Kroll Bond Rating Agency
Format	• Reg D (settlement through DTC / DTC eligible)
Offering Amount	• $30.0 million (to grow)
Maturity	• 10 years
Optional Redemption	• Non-call 5-year at par
Coupon Type	• Fixed-to-floating rate: semi-annual until non-call 5-year, quarterly thereafter
Covenants	• Consistent with regulatory requirements for Tier 2 capital
Use of Proceeds	• Repayment of $15.0 million holding company line of credit; Cash consideration payments of $6.1 million related to pending acquisition of Foothills Bancorp, Inc.; General corporate purposes
Sole Placement Agent	• Keefe, Bruyette & Woods, *A Stifel Company*

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SmartFinancial, Inc.

SMBK Capital Ratios Impact of Offering 16.0% 200% 12.6% 12.0% 11.2% 11.0% 150% 10.8% 10.6% 10.6% 10.8% 10.6% 10.6% 9.8% 9.3% 9.3% 9.0% 107% 8.7% 8.6% 104% 106% 8.0% 100% 4.0% 50% 0.0% 0% TCE / TA Leverage Ratio CET1 Ratio Tier 1 Ratio Total Capital Ratio Double Leverage Ratio (3) Standalone Pro Forma (1) Pro Forma + (2) debt offering Data as of 6/30/18; capital ratios are shown at the holding company level (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 (2) Pro forma for pending acquisition of Foothills Bancorp, Inc., including cash consideration payments of $6.1mm, $30mm subordinated debt offering and $15mm repayment of holding company line of credit (3) Assumes net proceeds from this subordinated debt offering are downstreamed to SmartBank; net proceeds derived from gross proceeds of a $30mm subordinated debt offering less (a) offering related expenses, (b) repayment of $15mm holding company line of credit, (c) cash consideration payment of $6.1mm related to acquisition of Foothills Bancorp, Inc., and (d) maintenance of two years of future debt services coverage of the holding company 4

Our Management Team Over 26 years in banking Over 15 years in banking Over 23 years in banking and Over 20 years in financial Led company from start-up in Responsible for driving key financial services services 2007 to over $2.0 billion in strategic initiatives and Responsible for driving M&A, Oversees the risk management assets today oversees the Board of investor relations, financial functions within the bank, Former EVP and Chief Directors analysis and development including audit, compliance Financial Officer of Citizens President of Welborn and management and loan review National Bank Associates, Inc.; Managing Former EVP and Chief Former Chief Financial Officer Partner of Foresight Holdings, Accounting Officer of BNC; and and Chief Operating Officer for LP; Former Partner – Lamp CFO of Square 1 Bank Cornerstone Community Bank Post Group Billy Carroll Miller Welborn Ron Gorczynski Gary Petty President & Chairman of the Chief Administrative Chief Risk Officer CEO Board Officer Over 16 years in financial Over 20 years in banking Over 30 years in financial Over 30 years in financial services Responsible for credit risk industry industry Responsible for finance and including credit underwriting, Oversees the commercial and Oversees the commercial and accounting policy and special assets consumer lending divisions retail deposit divisions Former investment advisor at Former SVP and East Former bank examiner for TN Former President & CEO of Moon Capital Management Tennessee Area Credit Officer Dep. of Financial Institutions; Southern Community Bank; of Regions Bank SVP and City Executive for District Manager for US Bank BB&T C. Bryan Johnson Rhett Jordan Greg Davis Bill Yoder Chief Financial Chief Credit Chief Lending Chief Banking and Officer Officer Officer Deposit Officer Note: Dark blue shading denotes presenter 5

Investment Summary Experienced management team with ties to the local markets Strong risk management culture with disciplined underwriting process and exceptional asset quality Proven ability to execute a disciplined growth strategy, both organically and through strategic acquisitions Presence in attractive metro markets Attractive core funding base 6

Overview of SmartFinancial (1) • SmartFinancial, Inc. (Nasdaq: SMBK) is a $2.3 billion asset bank Branch Footprint holding company headquartered in Knoxville, Tennessee ‒ Operates one subsidiary bank, SmartBank, which was Nashville Knoxville Greensboro Jonesboro founded in January 2007 40 ‒ Located primarily in attractive, high-growthARKANSAS markets NORTH CAROLINA TENNESSEE throughout East Tennessee, Alabama and Florida Chattanooga Memphis ‒ 365 full-time employees 77 (1)(2) ‒ ~$335 million market capitalization Huntsville SOUTH 85 (1) CAROLINA • Balance Sheet (6/30/18) (Standalone / Pro Forma ) ‒ Assets: $2.1 / $2.3 billion Atlanta 20 Birmingham ‒ Gross Loans: $1.6 / $1.7 billion ‒ Deposits: $1.7 / $1.9 billion Tuscaloosa GEORGIA ‒ Tangible Common Equity: $179 / $192 million MISSISSIPPI ALABAMA Columbus Jackson 16 (3) • Profitability (Q2 ’18) Montgomery ‒ Core Net Income: $5.0 million Savannah ‒ Core ROAA: 1.04% 65 75 95 ‒ Core ROATCE: 11.9% ‒ Core Efficiency Ratio: 63.7% Mobile 10 Baton Rouge • Asset Quality ‒ Superior asset quality and proven credit culture Tallahassee SMBK Branch New Orleans FLORIDA ‒ NPAs / Loans + OREO of 0.36% ‒ NCOs / Average Loans of 0.01% Source: SNL Financial, UT Knoxville College of Business Financial data as of or for the three months ended 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 (2) Pricing data as of 9/5/18 7 (3) Core figures exclude gain on sale of securities, amortization of intangibles, merger-related expenses and nonrecurring items Note: For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures see Appendix

Our History 1/8/07 8/20/15 2/29/16 5/19/17 11/1/17 6/27/18 SmartBank opened Announced ~$14.6mm Charter Completed Completed acquisition of Announced first office in private placement of combination of Acquisition of Capstone Bancshares, Inc. proposed Pigeon Forge, common stock SmartBank and Cleveland, TN / acquisition of Tennessee 10/19/12 8/31/15 Cornerstone Bradley County Foothills FDIC-assisted Merger with Community Bank branch ($32mm Bancorp, Inc. acquisition of Cornerstone completed loans acquired) GulfSouth Private Bank Bancshares, Inc. completed completed, pushing ($159mm assets at SMBK past closure) $1.0bn asset mark 2007 2012 2015 2016 2017 2018 SmartBank (legacy) 12/17/15 1/13/17 GulfSouth Private Bank (1) Cornerstone Bancshares, Inc. SMBK listed on Announced Cleveland, TN Branch Nasdaq Capital Market lift-out of Cleveland-based Capstone Bancshares, Inc. Tennessee Bancshares, Inc. banking team Foothills Bancorp, Inc. 1/18/17 5/1/18 Announced follow-on Completed acquisition of common equity offering Tullahoma, TN-based of ~$38mm Tennessee Bancshares, Inc. (1) Nasdaq listing certification letter filed with the SEC on 12/17/15 8

Core Strategy $2.1 Billion in Assets After 3 Completed Whole Management Team with Bank Acquisitions Opportunity to Create a Decades of Banking & M&A Regional Southeastern Experience Community Bank Attractive Demographics Strong Asset Quality and Growth Opportunities in Primary Markets Potential to Gain Strong Organic Dislocated Customers and Loan Growth High Percentage of Bankers from Recent M&A Deposit Base is Low‐Cost Deals Transaction Accounts 9

Improving the Diversification of Our Franchise 2011 2015 Today Gulf Coast Gulf Coast 14% 17% Northeast Northeast Central TN TN Northeast Alabama Market 35% 23% TN 25% 100% Southeast TN Southeast 48% TN Loans by by Loans 31% North AL / Middle TN 7% 2011 2015 Today Gulf Coast 6% Gulf Coast 9% Central Alabama Market Northeast Northeast Southeast TN 19% TN by by TN Northeast 44% 100% TN 30% North AL / 61% Middle TN 11% Southeast TN Deposits Deposits 21% Note: Data includes pending acquisitions 2011 and 2015 loan data as of 12/31 of each respective year; “Today” loan data as of 6/30/18 Deposit data as of 6/30 of each respective year 10

Attractive Markets of Operation

Knoxville MSA

- Third largest MSA by population in Tennessee
- Knoxville is among the 10 fastest-growing U.S. cities with roughly 25% of employers in the area expecting to hire
- Home to The University of Tennessee

Chattanooga MSA

- Fourth largest MSA by population in Tennessee
- The third fastest growing MSA in Tennessee and only one to increase population each year since 2010
- Home to The University of Tennessee at Chattanooga

Tuscaloosa MSA

- Consistently in the top 20 U.S. markets for entrepreneurial success
- Home to Randall-Reilly, Mercedes-Benz plant, Phifer Wire Products
- Home to The University of Alabama

Huntsville MSA

- Second largest MSA in Alabama and projected to become the largest MSA within ten years
- Known as "Rocket City" with an established and quickly growing advanced manufacturing industry
- Home to The University of Alabama in Huntsville

Florida Panhandle

- Home to Naval Air Station Pensacola, which is the main base for the Blue Angels and the initial training base for all Naval Aviators
- Port of Pensacola provides one of the fastest routes through the Gulf of Mexico and is a hub for international shipping trade
- Home to University of West Florida and Northwest Florida State College

'18 – '23 Proj. Population Growth (%)



8.0%
6.0%
4.0%
2.0%
0.0%
4.3%
3.2%
3.6%
3.9%
4.3%
5.3%
6.3%
6.9%
7.7%
1.4%
3.9%
6.7%
4.5%
3.5%
SMBK
Tuscaloosa MSA
Knoxville MSA
Chattanooga MSA
Huntsville MSA
Sevierville MSA
Pensacola MSA
Nashville MSA
Crestview MSA
Alabama
Tennessee
Florida
Southeast
US

'18 – '23 Proj. HHI Growth (%)



14.0%
11.0%
8.0%
5.0%
2.0%
9.4%
3.9%
5.2%
7.8%
8.0%
9.1%
10.8%
11.0%
12.4%
8.2%
10.4%
10.6%
8.7%
8.9%
SMBK
Crestview MSA
Huntsville MSA
Pensacola MSA
Chattanooga MSA
Sevierville MSA
Tuscaloosa MSA
Knoxville MSA
Nashville MSA
Alabama
Florida
Tennessee
Southeast
US

Source: SNL Financial, Pensacola News Journal, Pensacola Chamber of Commerce, Forbes, al.com, Chamber of Commerce of West Alabama, Economic Development Partnership of Alabama
SMBK demographic data deposit weighted by county as of 6/30/17; pro forma for announced transactions

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SmartFinancial, Inc.

Deposit Market Share by State

Alabama

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$22,628	22.93 %	218
2	Banco Bilbao Vizcaya Argentaria SA	13,843	14.03	89
3	Wells Fargo & Co.	8,320	8.43	117
4	ServisFirst Bancshares Inc.	4,390	4.45	13
5	Synovus Financial Corp.	4,230	4.29	37
6	BB&T Corp.	3,757	3.81	75
7	PNC Financial Services Group Inc.	3,191	3.23	65
8	Cadence Bancorp.	2,669	2.71	26
9	Trustmark Corp.	1,585	1.61	43
10	Bryant Bank	1,271	1.29	15
29	**SmartFinancial, Inc.**	**476**	**0.48**	**9**

Florida

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$106,900	20.11 %	549
2	Wells Fargo & Co.	78,014	14.68	605
3	SunTrust Banks Inc.	48,487	9.12	426
4	JPMorgan Chase & Co.	32,338	6.08	410
5	TIAA Board of Overseers	19,290	3.63	12
6	Citigroup Inc.	19,032	3.58	55
7	Regions Financial Corp.	18,705	3.52	315
8	BB&T Corp.	17,002	3.20	288
9	BankUnited Inc.	14,463	2.72	87
10	Toronto-Dominion Bank	12,496	2.35	154
155	**SmartFinancial, Inc.**	**79**	**0.01**	**3**

Tennessee

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$21,695	15.03 %	164
2	Regions Financial Corp.	18,488	12.81	222
3	SunTrust Banks Inc.	13,504	9.36	120
4	Bank of America Corp.	11,459	7.94	59
5	Pinnacle Financial Partners Inc.	9,064	6.28	47
6	U.S. Bancorp	3,221	2.23	103
7	FB Financial Corp.	3,196	2.21	60
8	Franklin Financial Network Inc.	2,878	1.99	15
9	BB&T Corp.	2,519	1.75	42
10	Wilson Bank Holding Co.	2,022	1.40	27
18	**SmartFinancial, Inc.**	**1,301**	**0.90**	**16**

Source: SNL Financial
Deposit data as of 6/30/17; pro forma for announced transactions

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SmartFinancial, Inc.

Deposit Market Share by Major MSAs

Sevierville, TN MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	CNB Bancshares Inc.	$652	27.10 %	13
2	**SmartFinancial, Inc.**	**484**	**20.11**	**3**
3	Tennessee State Bancshares Inc.	478	19.87	11
4	Sevier County Bancshares Inc.	300	12.48	6
5	First Horizon National Corp.	127	5.29	3
6	BB&T Corp.	123	5.13	4
7	Home Federal Bank of Tennessee	120	5.00	4
8	SunTrust Banks Inc.	85	3.52	1
9	U.S. Bancorp	19	0.79	3
10	Highlands Bankshares Inc.	17	0.71	2

Chattanooga, TN-GA MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$2,479	25.65 %	18
2	SunTrust Banks Inc.	1,692	17.51	21
3	Regions Financial Corp.	1,281	13.25	19
4	Pinnacle Financial Partners Inc.	649	6.71	3
5	First Volunteer Corp.	456	4.72	11
6	Bank of America Corp.	440	4.55	4
7	FB Financial Corp.	336	3.48	6
8	**SmartFinancial, Inc.**	**334**	**3.46**	**5**
9	Sequatchie Valley Bancshares Inc.	334	3.46	10
10	LaFayette Bankshares Inc.	209	2.16	3

Tuscaloosa, AL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$752	19.80 %	9
2	Bryant Bank	559	14.73	3
3	Synovus Financial Corp.	466	12.27	5
4	**SmartFinancial, Inc.**	**326**	**8.60**	**3**
5	West Alabama Capital Corp.	284	7.48	8
6	FNB Bancshares of Central Alabama Inc.	243	6.41	5
7	Banco Bilbao Vizcaya Argentaria SA	202	5.32	3
8	Wells Fargo & Co.	174	4.58	4
9	PNC Financial Services Group Inc.	159	4.18	3
10	Southeastern Financial Inc.	90	2.36	3

Knoxville, TN MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$2,742	17.76 %	28
2	SunTrust Banks Inc.	2,480	16.06	23
3	Regions Financial Corp.	2,095	13.57	30
4	Home Federal Bank of Tennessee	1,614	10.45	19
5	Pinnacle Financial Partners Inc.	903	5.85	7
6	BB&T Corp.	865	5.60	13
7	United Community Banks Inc.	447	2.89	6
8	Bank of America Corp.	445	2.89	4
9	Educational Services of America Inc.	429	2.78	4
10	Mountain Commerce Bancorp Inc.	392	2.54	2
12	**SmartFinancial, Inc.**	**290**	**1.88**	**5**

Source: SNL Financial
Deposit data as of 6/30/17; pro forma for announced transactions

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SmartFinancial, Inc.

Disciplined M&A Process

- SmartFinancial has adhered to a disciplined set of merger criteria including:
  - No more than 3 years of initial TBV-per-share dilution
  - Meaningful EPS accretion in the first full year of operations
  - Conservative loan marks
  - Franchise additive
- SmartFinancial is committed to balancing organic growth with thoughtful acquisitions and will not make acquisitions simply for the sake of growth
- The table below shows the initial projected impacts of the three whole bank acquisitions announced within the last 6 quarters

Target	Announcement	TBV Earnback [1]	First Full Year EPS Accretion (Projected) [1]	P/TBV (Announce)	Credit Mark Approach
Capstone Bancshares, Inc.	May 2017	~ 3.0 years	25%	159%	>ALLL
Tennessee Bancshares, Inc.	December 2017	< 2.5 years	10%	149%	>ALLL
Foothills Bancorp, Inc.	June 2018	~ 2.7 years	8%	168%	>ALLL

Note: Earnback and EPS accretion figures projected as of announcement

(1) Earnback periods and EPS accretion for previous deals were projected prior to federal tax reform and should be more favorable to shareholders under the lower corporate tax rate

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SmartFinancial, Inc.

Additional Acquisition Opportunities • Includes all banks and thrifts headquartered in select Alabama, Florida, Georgia, North Carolina, South Carolina and Tennessee markets with total assets between $300 million and $2.0 billion(1) Opportunities by State # of Assets Nashville Knoxville NORTH State Banks ($mm) Branches TENNESSEE RaleighAlabama 29 $19,859 337 Asheville CAROLINA Florida 4 1,694 23 Chattanooga Charlotte Memphis Georgia 4 1,469 23 Greenville North Carolina 4 3,715 52 Huntsville South Carolina 7 5,607 47 Columbia Tennessee 37 26,891 412 Birmingham Atlanta SOUTH Total: 85 $59,235 894 GEORGIA CAROLINA ALABAMA Opportunities by Asset Size Columbus 40 37 Montgomery 29 8 30 5 13 20 12 Mobile Tallahassee 10 7 Jacksonville 16 12 4 4 4 1 2 4 Number Opportunities of 4 4 FLORIDA 0 1 2 AL FL GA NC SC TN Banks: $300mm – $500mm $300mm - $500mm $500mm - $1.0bn $1.0bn - $2.0bn Banks: $500mm – $1.0bn Banks: $1.0bn – $2.0bn Source: SNL Financial Data as of 6/30/18 (1) Non-whole state markets include Eastern and Middle TN, Northwest GA, Western NC, SC Upstate and FL Panhandle 15

Our Balance Sheet Growth Historical Balance Sheet $2,400 $2,291 (1) CAGR $2,062 Assets 38.0% $1,903 $1,760 Deposits 37.5 $1,721 $1,717 $1,730 $1,800 Gross Loans 41.4 $1,575 $1,439 $1,500 $1,323 $1,374 $1,200 $1,024 $1,062 $907 $858 $813 $728 $600 $0 (1) 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma Assets Deposits Gross Loans Dollars in millions Data as of 12/31 each respective year; Q1 ’18 data as of 3/31/18; Q2 ’18 data as of 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 16

Profitability Metrics ROAA (%) ROATCE (%) 1.20% 14.0% 1.04% 11.9% 0.91% 0.82% 10.1% 0.90% 10.5% 0.77% 0.79% 9.5% 7.2% 7.6% 8.3% 0.57% 0.60% 0.60% 7.0% 0.36% 0.42% 5.9% 0.22% 3.9% 3.9% 0.30% 3.5% 2.7% 0.00% 0.0% 2015 2016 2017 Q1 '18 Q2' 18 2015 2016 2017 Q1 '18 Q2 '18 Net Interest Margin (%) Efficiency Ratio (%) 4.75% 90.0% 4.55% 85.0% 4.29% 4.32% 80.0% 79.4% 4.25% 4.07% 4.06% 76.4% 75.2% 76.0% 72.4% 72.3% 70.6% 3.75% 70.0% 66.8% 63.7% 3.25% 60.0% 2.75% 50.0% 2015 2016 2017 Q1 '18 Q2 '18 2015 2016 2017 Q1 '18 Q2 '18 Reported Core (1) Data as of or for the twelve months ended each respective year; Q1 ’18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18; quarterly ROAA, ROATCE and Net Interest Margin figures are annualized (1) Core figures exclude gain on sale of securities, amortization of intangibles, merger-related expenses and 17 nonrecurring items Note: For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures see Appendix

Attractive Deposit Mix Deposit Composition (6/30/18) Historical Deposit Composition ($mm) $2,000 $1,907 Non-interest $1,720 Demand 18% $576 Time Deposits $1,501 30% $1,500 $1,440 Interest-bearing $536 Demand 14% $453 $443 MMDA & Savings 38% Cost of Deposits: $1,000 $908 $859 $724 0.79% $633 $492 $316 $544 $341 Historical Cost of Deposits $500 $271 $275 $248 2.00% $237 $279 $214 $163 1.50% $150 $336 $240 $277 $303 $131 $155 1.00% $0 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma (1) 0.79% 0.50% 0.66% Non-interest Demand Interest-bearing Demand 0.54% 0.56% 0.57% 0.44% 0.45% 0.47% 0.49% 0.49% 0.50% MMDA & Savings Time Deposits 0.00% Source: SNL Financial Data as of 12/31 each respective year; Q1 ‘18 data as of 3/31/18; Q2 ’18 data as of 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18; excludes future purchase accounting adjustments 18

Overview of Loan Portfolio Loan Composition (6/30/18)(1) Historical Loan Composition ($mm) Consumer $2,000 C&I & Other 16% 2% $1,734 C&D $37 12% $1,575 $35 $272 $1,500 $1,374 Non $1,323 $259 $35 Owner- $37 Occupied $234 $381 $215 CRE $358 22% $1,000 $813 $303 $331 $360 1-4 Family $728 $8 24% $7 $85 $338 $84 $63 $218 $281 $289 Owner- Multifamily $187 $50 $500 Occupied 4% $59 $44 $181 $413 CRE $162 $356 $17 21% $20 $293 $299 $188 Loan Portfolio Amount ($mm) % of Total $162 $208 $135 $143 $179 C&D $208 12.0% $105 $118 (1) $0 1-4 Family 413 23.8 2015 2016 2017 Q1 '18 Q2'18 Pro Forma Multifamily 63 3.6 Owner-Occupied CRE 360 20.8 C&D 1-4 Family Non Owner-Occupied CRE 381 22.0 Mulitfamily Owner-Occupied CRE C&I 272 15.7 Consumer & Other 37 2.2 Non-Owner-Occupied CRE C&I Consumer & Other Gross Loans & Leases $1,734 100.0 % Data as of 12/31 each respective year; Q1 ‘18 data as of 3/31/18; Q2 ’18 data as of 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18; excludes future purchase accounting adjustments 19

Diversified C&D / CRE Portfolio C&D Composition (6/30/18) Non-Owner-Occupied CRE Composition (6/30/18) Unimproved Multifamily Land Other Non Farm 8% 4% Non Residential Self Storage Permanent Construction Only Permanent Financing Financing Improved Lots Loans 15% 1% Hospitality 5% 10% Permanent Financing Loans Industrial & 19% Warehouse Permanent Office Permanent Land Development Financing Financing Retail Loans Construction to 6% 10% Permanent 3% Perm Loans 10% Financing 10% Data excludes pending acquisition of Foothills Bancorp, Inc. 20

Loan Concentrations Over Time C&D / Total Bank Capital (%) CRE / Total Bank Capital (%) 200% 600% 150% 450% 113% 336% 305% 100% 89% 94% 283% 290% 284% 289% 100% 300% 81% 82% 50% 150% 0% 0% (1) (1) (2) (2) 2015 2016 2017 Q1' 18 Q2 '18 Pro Forma 2015 2016 2017 Q1' 18 Q2 '18 Pro Forma Data as of 12/31 each respective year; Q1 ‘18 data as of 3/31/18; Q2 ‘18 data as of 6/30/18 (1) Ratios are for SmartBank as of 12/31/15. Cornerstone Community Bank ratios for C&D and CRE were 113% and 323%, respectively, as of 12/31/15 (2) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18; excludes future purchase 21 accounting adjustments

Superior Asset Quality NPAs / Loans + OREO (%) (1) NCOs / Average Loans (%) 2.00% 0.40% 1.54% 1.50% 0.30% 1.00% 0.20% 0.49% 0.38% 0.33% 0.36% 0.50% 0.10% 0.09% 0.02% 0.00% 0.00% 0.01% 0.00% 0.00% 2015 2016 2017 Q1 '18 Q2 '18 2015 2016 2017 Q1 '18 Q2 '18 Reserves / Loans (%) Reserves / NPLs (%) 0.80% 400% 350% 323% 325% 322% 0.60% 0.63% 0.60% 300% 0.44% 0.47% 0.45% 0.40% 200% 0.20% 100% 73% 0.00% 0% 2015 2016 2017 Q1 '18 Q2 '18 2015 2016 2017 Q1 '18 Q2 '18 Data as of or for the twelve months ended each respective year; Q1 ’18 NCOs / Average Loans data annualized as of or for the three months ended 3/31/18; Q2 ’18 NCOs / Average Loans data annualized as of or for the three months ended 6/30/18 (1) NPAs include nonaccruals, OREO and restructured loans 22

SMBK Current Capital Position TCE / TA (%) Leverage Ratio (%) 10.0% 12.0% 9.3% 9.3% 9.0% 10.5% 9.0% 8.7% 10.5% 9.8% 9.8% 9.6% 8.2% 9.5% 8.0% 9.3% 8.0% 9.0% 7.0% 7.5% 6.0% 6.0% 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma(1) 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma(1) CET1 Ratio (%) Total Capital Ratio (%) 12.0% 14.0% 10.8% 10.8% 10.3% 10.6% 10.6% 12.3% 10.5% 10.1% 12.5% 12.0% 11.3% 11.2% 11.0% 11.0% 9.0% 11.0% 7.5% 9.5% 6.0% 8.0% 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma(1) 2015 2016 2017 Q1 '18 Q2 '18 Pro Forma(1) Data as of 12/31 each respective year; Q1 ’18 data as of 3/31/18; Q2 ‘18 data as of 6/30/18; capital ratios shown at the holding company level Note: For a reconciliation of TCE / TA to its most directly comparable GAAP measures, see Appendix (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 23

Positioned For Rising Interest Rates SMBK Interest Rate Sensitivity June 30, 2018 Net Interest Income Economic Value of Equity % Change % Change Change in Interest Rates From Base Policy Limit From Base Policy Limit Up 400 bps -3.1% +/-25.0% -20.1% +/-35.0 % Up 300 bps -1.0 +/-20.0 -14.6 +/-30.0 Up 200 bps 1.2 +/-14.0 -8.6 +/-25.0 Up 100 bps 1.1 +/-9.0 -5.7 +/-20.0 Down 100 bps -6.2 +/-9.0 -10.6 +/-20.0 Down 200 bps -13.3 +/-14.0 -18.1 +/-25.0 24

Appendix 25

Historical Financial Highlights

	Twelve months ended December 31,			Standalone		Pro Forma[1]
	2015	2016	2017	Q1 '18	Q2 '18	
Balance Sheet Data:						
Total Assets	$1,023,963	$1,062,456	$1,720,771	$1,760,425	$2,062,232	$2,291,008
Total Loans	727,715	813,376	1,323,258	1,374,256	1,575,435	1,730,238
Deposits	858,483	907,065	1,438,583	1,499,733	1,716,658	1,903,223
Tangible Common Equity	81,236	86,604	155,015	158,289	179,038	191,544
Income Statement Data:						
Interest Income	$27,753	$42,564	$52,022	$19,378	$22,993	
Interest Expense	2,757	4,300	5,693	2,567	3,455	
Net Interest Income	24,996	38,264	46,329	16,811	19,538	
Provision for Loan Losses	923	787	783	689	617	
Net Interest Income After Provision	24,073	37,477	45,546	16,122	18,921	
Noninterest Income	2,243	4,183	4,980	1,455	1,577	
Noninterest Expense	23,166	32,499	39,082	13,222	15,272	
Income Before Income Taxes	3,150	9,161	11,444	4,355	5,226	
State Income Tax Expense	1,641	3,362	6,429	940	1,295	
Net income (loss)	1,510	5,799	5,015	3,415	3,932	
Selected Operating Ratios:						
ROAA	0.22 %	0.57 %	0.42 %	0.79 %	0.82 %	
ROAE	2.15	5.60	3.44	6.16	6.74	
ROATCE	2.68	5.89	3.91	8.34	9.47	
Net Interest Margin (FTE)	4.07	4.06	4.29	4.32	4.55	
Efficiency Ratio (FTE)	85.0	76.4	76.0	72.4	72.3	
Effective Tax Rate	52.1	36.7	56.2	21.6	24.8	
Per Share Data:						
Common Shares Outstanding	5,806,477	5,896,033	11,152,561	11,233,806	12,705,000	13,888,432
Asset Quality:						
Nonperforming Assets / Total Assets	1.10 %	0.37 %	0.29 %	0.26 %	0.28 %	
Reserves / Gross Loans	0.60	0.63	0.44	0.47	0.45	
Reserves / Nonperforming loans	73	323	325	350	322	
NPAs / Loans + OREO	1.54	0.49	0.38	0.33	0.36	
Net Charge Offs (Recoveries) / Average Loans	0.09	0.00	0.00	0.02	0.01	
Capital Ratios:						
Tang Common Equity / Tang Assets	8.0 %	8.2 %	9.3 %	9.3 %	9.0 %	8.7 %
Leverage Ratio	9.5	9.8	10.5	9.6	9.8	9.3
Common Equity Tier 1 Capital Ratio	10.3	10.1	10.6	10.8	10.8	10.6
Tier 1 Capital Ratio	11.8	11.4	10.6	10.8	10.8	10.6
Total Capital Ratio	12.3	12.0	11.0	11.3	11.2	11.0

Dollars in thousands
Data as of or for the twelve months ended 12/31 each respective year; Q1 '18 data as of or for the three months ended 3/31/18; Q2 '18 data as of or for the three months ended 6/30/18
Note: For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures see Appendix
(1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18

26

SmartFinancial, Inc.

Historical Interest Coverage Historical Interest Coverage 2014 2015 2016 2017 Q1 ‘18 Q2 '18 Pro Forma (1) Bank-Level Equity $55,412 $56,197 $100,023 $168,103 $212,961 $257,056 $293,908 Consolidated Equity 55,888 100,177 105,240 205,852 208,949 247,487 277,594 Double Leverage Ratio 99% 56% 95% 82% 102% 104% 106% Interest Coverage Total Deposit Interest $2,025 $2,626 $4,105 $5,519 $2,401 $3,238 A Total Debt Interest 12 131 194 174 166 217 B Total Interest Expense $2,037 $2,757 $4,299 $5,693 $2,567 $3,455 C = A + B Pre-Tax Income 2,950 3,150 9,161 11,444 4,355 5,227 D Interest Coverage (Excluding Deposit Interest Expense) 246.8x 25.0x 48.2x 66.8x 27.2x 25.1x ( D + B ) / B Interest Coverage (Including Deposit Interest Expense) 2.4x 2.1x 3.1x 3.0x 2.7x 2.5x ( D + C ) / C Dollars in thousands Data as of or for the twelve months ended 12/31 each respective year; Q1 ‘18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 27

Non-GAAP Reconciliations TCE / TA 2015 2016 2017 Q1 ‘18 Q2 '18 Pro Forma (1) Pro Forma (2) Shareholders' Equity (GAAP) $88,177 $93,240 $205,852 $208,949 $247,487 $277,594 $277,594 Less: Intangible Assets 6,941 6,636 50,837 50,660 68,449 86,051 86,050 Tangible Common Equity $81,236 $86,604 $155,015 $158,289 $179,038 $191,543 $191,544 Total Assets $1,023,963 $1,062,456 $1,720,771 $1,760,425 $2,062,232 $2,291,008 $2,311,008 Less: Intangible Assets 6,941 6,636 50,837 50,660 68,449 86,051 86,050 Tangible Assets $1,017,022 $1,055,820 $1,669,934 $1,709,765 $1,993,783 $2,204,957 $2,224,958 TCE / TA 8.0% 8.2% 9.3% 9.3% 9.0% 8.7% 8.6 % Dollars in thousands Data as of or for the twelve months ended 12/31 each respective year; Q1 ‘18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18 (1) Pro forma for pending acquisition of Foothills Bancorp, Inc., as of 6/30/18 28 (2) Pro forma for pending acquisition of Foothills Bancorp, Inc., $30mm subordinated debt offering and $15mm repayment of holding company line of credit, as of 6/30/18

Non-GAAP Reconciliations Core Net Income & Core ROAA 2015 2016 2017 Q1 ‘18 Q2 '18 Net Income before Extraordinary (GAAP) $1,510 $5,799 $5,015 $3,415 $3,932 Less: After-Tax Nonrecurring Items, Including Merger-Related Expenses (783) (38) (1,477) (393) (888) Plus: After-Tax Amortization of Intangibles & Goodwill Impairment 151 198 225 149 181 Plus: Tax Act Charges 0 0 2,482 0 0 Core Net Income $2,445 $6,035 $9,199 $3,957 $5,001 Average Assets $683,519 $1,012,232 $1,188,589 $1,735,162 $1,924,071 Core ROAA 0.36% 0.60% 0.77% 0.23% 0.26 % Multiplied by: Annualization Factor 1.00 1.00 1.00 4.00 4.00 Core ROAA 0.36% 0.60% 0.77% 0.91% 1.04 % Dollars in thousands Data as of or for the twelve months ended 12/31 each respective year; Q1 ‘18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18 29

Non-GAAP Reconciliations Core ROATCE 2015 2016 2017 Q1 ‘18 Q2 '18 Core Net Income $2,445 $6,035 $9,200 $3,957 $5,001 Average Tangible Common Equity $62,433 $83,920 $120,810 $156,652 $168,664 Core ROATCE 3.92% 7.19% 7.62% 2.53% 2.96 % Multiplied by: Annualization Factor 1.00 1.00 1.00 4.00 4.00 Core ROATCE 3.92% 7.19% 7.62% 10.10% 11.86 % Dollars in thousands Data as of or for the twelve months ended 12/31 each respective year; Q1 ‘18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18 30

Non-GAAP Reconciliations Core Efficiency Ratio 2015 2016 2017 Q1 ‘18 Q2 '18 Total Noninterest Expense $23,166 $32,500 $39,082 $13,222 $15,272 Less: Nonrecurring Expenses, Including Merger-Related Expenses 1,257 258 2,417 498 1,123 Less: Foreclosure & Repossession Expense 289 236 84 336 465 Less: Amortization of Intangible Assets and Goodwill Impairment 233 305 346 188 229 Operating Expense $21,386 $31,701 $36,235 $12,200 $13,455 Net Interest Income, FTE (GAAP) $25,020 $38,336 $46,447 $16,823 $19,561 Plus: Total Noninterest Income 2,243 4,183 4,979 1,455 1,577 Less: Gain on Sale of Securities 52 200 144 0 (1) Less: Gain (Loss) on Sale of Foreclosed Assets 267 190 (48) 0 0 Operating Revenue $26,944 $42,129 $51,331 $18,278 $21,139 Core Efficiency Ratio 79.4% 75.2% 70.6% 66.7% 63.7 % Dollars in thousands Data as of or for the twelve months ended 12/31 each respective year; Q1 ‘18 data as of or for the three months ended 3/31/18; Q2 ’18 data as of or for the three months ended 6/30/18 31